EXHIBIT 10.1

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of December 31, 2010 by and between AGILITY CAPITAL II, LLC (“Lender”) and ACCELERIZE NEW MEDIA, INC., a Delaware corporation (“Grantor”).

Recitals

Lender has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan Agreement by and between Lender and Grantor (as amended from time to time, the “Loan Agreement”) dated on or about the date hereof.  Capitalized terms used herein have the meaning assigned in the Loan Agreement.  Lender is willing to make the credit extensions to Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in all of Grantor’s right title, and interest in, to and under all of the Collateral whether presently existing or hereafter acquired

Now, Therefore, Grantor agrees as follows:

Agreement

To secure performance of Grantor’s obligations under the Loan Agreement, Grantor grants to Lender a security interest in all of Grantor’s right, title and interest in Grantor’s intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits).  This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement.  Each right, power and remedy of Lender provided for herein shall not preclude the simultaneous or later exercise by Lender of any or all other rights, powers or remedies.

In Witness Whereof, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Grantor:	ACCELERIZE NEW MEDIA, INC.
204 Riverside Ave. Newport Beach, CA 92663 Attn: Brian Ross	By: /s/ Brian Ross Title: Chief Executive Officer

Address of Lender:	AGILITY CAPITAL II, LLC
812 Anacapa Street, Suite A Santa Barbara, CA 93101 Attn: Jeff Carmody	By: /s/ Jeff Carmody Title: Managing Partner

EXHIBIT A

Copyrights

Title	Registration Number	Registration Date

EXHIBIT B

Patents

Title	Serial No./ Patent Number	Application No./ Issue Date

Lead generation management system	61/301,811	02/05/10

EXHIBIT C

Trademarks

Description	Registration No./Issue Date	Application No./Filing Date